                                     [logo]
                                    COLONIAL
                            NEW YORK TAX-EXEMPT FUND


                               [Graphic Omitted]


                                  ANNUAL REPORT
                                JANUARY 31, 1997


                         ---------------------------------
                           NOT FDIC-   MAY LOSE VALUE
                           INSURED     NO BANK GUARANTEE
                         ---------------------------------

                  COLONIAL NEW YORK TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial New York Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
  |X| High monthly double or triple tax-free income
  |X| Long-term appreciation
  |X| Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Changing expectations of economic strength during the course of the year resulted in high levels of volatility for fixed-income investments. While these conditions limited bond price appreciation, the Fund's substantial investment in New York City enhanced Fund performance through
increased cash flows and asset value stability."                  - Robert Waas

                  COLONIAL NEW YORK TAX-EXEMPT FUND PERFORMANCE

                                                       CLASS A         CLASS B

Inception dates                                        9/26/86         8/4/92
--------------------------------------------------------------------------------
Distributions declared per share*                      $0.396           $0.343
--------------------------------------------------------------------------------
SEC yields on 1/31/97**                                 4.71%            4.19%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields***                        8.87%            7.89%
--------------------------------------------------------------------------------
12-month total returns, assuming  reinvestment          2.76%            1.99%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/97                    $7.04            $7.04

  *A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been 4.46% for Class A shares and 3.92% for Class B shares.
***Taxable-equivalent SEC yields are based on the maximum effective 46.9% federal and New York state and city income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/97)      TOP FIVE SECTORS (as of 1/31/97)
---------------------------------      --------------------------------
AAA ....................... 28.5%      Investor Owned Utilities .. 18.1%
AA ........................ 19.4%      Public Facilities ......... 15.2%
A ......................... 24.5%      Joint Power Authority .....  9.2%
BBB ....................... 15.6%      Housing ...................  9.2%
BB ........................  4.1%      Tax Allocation ............  8.8%
Non rated .................  6.7%
Cash & Equivs..............  1.2%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocations are based upon total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

ROBERT WAAS is portfolio manager of Colonial New York Tax-Exempt Fund and is Vice President of Colonial Management Associates, Inc.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PAST 12 MONTHS?
A. Our core strategy was generally conservative over the period as we attempted to lower the Fund's volatility. We focused on shortening the maturity of the portfolio to reduce the Fund's sensitivity to changes in interest rates. Shorter maturity bonds experience smaller price declines when interest rates rise, as they did during much of the period. We also increased our investment in higher coupon, premium bonds. These securities are less interest rate sensitive than those selling at or below face value, and provide a higher level of coupon income that helps to stabilize net asset values when interest rates rise.

While our core strategy remained unchanged during the year, a smaller portion of the portfolio was managed to take advantage of changes in market conditions. During periods when our interest rate outlook was more positive, we purchased securities that should perform well. These securities include bonds with longer maturities, that make them more sensitive to interest rate changes and generate larger price gains when interest rates fall.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THE PERIOD?
A. A major factor was the volatile investment environment during the Fund's fiscal year. Stronger than expected economic reports sent interest rates up during the first half of the period. This had a negative effect on the portfolio's performance. However, the Fund's focus on premium bonds generated high levels of coupon income that improved total return while lowering volatility. The Fund exchanged lower quality bonds for higher quality essential purpose revenue bonds. This provided an opportunity to reduce the portfolio's risk level without significant cost. Certain investments also had an impact on performance, including a substantial position in Long Island Lighting Co. (LILCO), a below investment grade electric utility that merged with Brooklyn Union Gas (rated A+ by Standard & Poor's). This resulted in a stronger position and higher prices for the LILCO bonds.

Q. HOW IS THE STATE'S ECONOMY FARING?
A. We have a positive outlook for the State of New York. The strong stock market has translated into increased corporate and personal profitability, generating increased tax revenues and boosting the financial health for both the State and New York City. However, we retain a cautionary view of the process as the current level of revenue growth may not be sustainable.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
A. Our investment outlook is fairly positive. We anticipate that the economy's growth in the months ahead will be moderate and should translate into a more positive environment for fixed-income investments. However, because we expect the market to continue to experience some volatility, we will maintain our defensive core strategy until more definitive trends emerge.


           COLONIAL NEW YORK TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 1/31/87 to 1/31/97
                     Based on NAV and MOP for Class A Shares

                     NAV                  MOP           LEHMAN
Jan 31, 87             10000                9525          10000
Apr 30, 87           9202.41            8765.296           9444
Jul 31, 87          9460.899            9011.507           9771
Oct 31, 87          8881.859            8459.971           9466
Jan 31, 88          9755.384            9292.003          10205
Apr 30, 88          9700.161            9239.403          10270
Jul 31, 88          9907.218            9436.625          10458
Oct 31, 88          10328.77            9838.154          10844
Jan 31, 89          10525.02            10025.08          11080
Apr 30, 89          910613.1            10108.98          11187
Jul 31, 89          10958.46            10437.93          11732
Oct 31, 89          10901.68            10383.85          11724
Jan 31, 90          11049.57            10524.71          11970
Apr 30, 90          11037.94            10513.64          11993
Jul 31, 90          11615.95            11064.19          12545
Oct 31, 90          11506.63            10960.07          12594
Jan 31, 91          11869.88            11306.06          13076
Apr 30, 91          12203.23            11623.57          13371
Jul 31, 91          12432.24            11841.71          13640
Oct 31, 91          13000.89            12383.35          14126
Jan 31, 92          13158.83            12533.79          14502
Apr 30, 92          13376.34            12740.97          14642
Jul 31, 92          14208.11            13533.22          15514
Oct 31, 92          13932.03            13270.26          15311
Jan 31, 93          14541.03            13850.33          15928
Apr 30, 93          15052.94            14337.93          16494
Jul 31, 93          15396.11            14664.79          16886
Oct 31, 93          15929.23            15172.59          17468
Jan 31, 94          16279.52            15506.24          17881
Apr 30, 94          15155.71            14435.81          16850
Jul 31, 94          15493.45            14757.51          17202
Oct 31, 94          14895.15            14187.63          16707
Jan 31, 95          15411.51            14679.46          17245
Apr 30, 95          16093.24            15328.81          17971
Jul 31, 95           16357.5            15580.52          18557
Oct 31, 95          16999.53            16192.06          19186
Jan 31, 96          17721.71            16879.92          19840
Apr 30, 96          17231.74            16413.23          19399
Jul 31, 96          17530.16            16697.48          19781
Oct 31, 96           17957.6            17104.61          20279
Jan 31, 97          18210.23            17345.25          20603

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $12,424 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,227 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                           Class A Shares                  Class B Shares
Inception                       9/26/86                       8/4/92
                          NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 year                   3.47%         (1.45)%        2.69%          (2.19)%
--------------------------------------------------------------------------------
5 years                  6.60%          5.57%          --              --
--------------------------------------------------------------------------------
10 years                 6.41%          5.89%          --              --
--------------------------------------------------------------------------------
Since inception          6.51%          6.00%         5.08%           4.70%


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                         JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 98.0%                                     PAR        VALUE
------------------------------------------------------------------------------
EDUCATION - 4.9%
 State Dormitory Authority:
   Series 1985,
                            7.800%      12/01/05        $    170    $    181
   City University System:
   Series 1990-C,
                            7.500%      07/01/10           1,500       1,755
   Series 1993-A,
                            6.000%      07/01/20           2,000       2,025
   University of New York,
   Series 1990-B,
                            7.500%      05/15/11           1,000       1,170
                                                                    --------
                                                                       5,131
                                                                    --------

------------------------------------------------------------------------------
HEALTHCARE - 4.4%
  HOSPITAL - 4.2%
  State Medical Care Facilities
   Finance Agency:
   Series, 1994-D,
                            6.150%      02/15/15           2,000       2,077
   Series 1987-A,
                            8.875%      08/15/07             270         281
   Series 1990-B,
                            7.875%      08/15/08             135         150
   Vassar Brothers Hospital, Series 1987-A,
                            8.250%      11/01/13             740         769
  State Certificate of Participation,
   Office of Mental Health,
                            8.300%      09/01/12           1,000       1,039
                                                                    --------
                                                                       4,316
                                                                    --------

  NURSING HOME - 0.2%
  State Dormitory Authority,
   Menorah Campus,
   Series 1991,
                            7.400%      02/01/31
                                                             245         269
                                                                    --------

-------------------------------------------------------------------------------
HOUSING - 9.2%
  ASSISTED LIVING/SENIOR - 1.0%
  Glen Cove Housing Authority,
                            8.250%      10/01/26          1,000        1,001
                                                                    --------

  MULTI-FAMILY - 6.5%
  Hudson Housing Development Corp.,
   Providence Hall-Schuyler Court Project,
   Series 1992-A,
                            6.500%      01/01/22            750          773
  Nyack Housing Assistance Corp.,
   Nyack Plaza Apartments,
                            7.375%      06/01/21 (a)      1,327        1,336
  State Housing Finance Agency:
   Series 1990-A,
                            8.000%      11/01/08             45           50
   Series 1996-A,
                            6.100%      11/01/15          4,250        4,356
   Series 1989-B,
                            7.550%      11/01/29            230          240
                                                                    --------
                                                                       6,755
                                                                    --------

  SINGLE FAMILY - 1.7%
  State Mortgage Agency:
   Series BB-2,
                            7.950%      10/01/15            570          587
   Series 10-A,
                            8.100%      04/01/14            105          109
   Series MM-1,
                            7.950%      10/01/21          1,000        1,065
                                                                    --------
                                                                       1,761
                                                                    --------

-------------------------------------------------------------------------------
OTHER REVENUE -1.7%
  CHEMICALS - 1.1%
  Monroe County Industrial
   Development Agency,
   Yorkmill Realty Assoc., Series 1986,
                            9.500%      12/01/06          1,080        1,116
                                                                    --------

  MANUFACTURING - 0.6%
  Monroe County Industrial
   Development Agency,
   Accede Mold & Tool Co., Series 1987,
                           10.750%      11/01/07            565          587
                                                                    --------

-------------------------------------------------------------------------------
PUBLIC FACILITIES & IMPROVEMENT - 15.2%
  New York City Industrial
   Development Agency, United States Tennis
   Association, Tennis Center Project, Series 1994,
                            6.375%      11/15/14          1,500        1,596
  State Dormitory Authority:
   Court Facilities Lease, City of New York,
   Series 1993-A,
                            5.625%      05/15/13          2,300        2,208
   Suffolk County Future Income Growth,
   Series 1991-A,
                            9.500%      04/15/14          1,000        1,164
  State Urban Development Corp.,
   Series 4,
                            5.375%      01/01/23          5,000        4,562
   Series 1993-A,
                            5.500%      01/01/14          2,000        1,920
  Triborough Bridge & Tunnel Authority,
   Javits Convention Center Project,
   Series E,
                            7.250%      01/01/10          1,000        1,141
  Westchester County Industrial
   Development Agency,
   Westchester Resco Co. Project,
                            6.000%      07/01/09          3,000        3,150
                                                                    --------
                                                                      15,741
                                                                    --------

------------------------------------------------------------------------------
PUBLIC INFRASTRUCTURE - 0.2%
  Albany Parking Authority,
   Green and Hudson Garage Project,
   Series 1991-A,
                            7.150%      09/15/16            250          264
                                                                    --------

------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATION (b) - 1.4%
  Monroe County Industrial
   Development Agency,
   Roberts Wesleyan College, Series 1991,
                            7.400%      09/01/11            750          805
  State Housing Finance Agency,
   Series 1990-A,
                            8.000%      11/01/08            205          234
  State Medical Care Facilities
   Finance Agency,
   Series 1990-B,
                            7.875%      08/15/08            340          385
                                                                    --------
                                                                       1,424
                                                                    --------
------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.8%
  CO-GENERATION - 2.0%
  Port Authority of New York & New Jersey,
   KIAC Partners,
   Series 1996 IV,
                            6.750%      10/01/19          2,000        2,050
                                                                    --------

  MISCELLANEOUS DISPOSAL - 0.8%
  St. Lawrence County Solid Waste
   Disposal Authority,
   Series 1987,
                            8.875%      01/01/08            750          799
                                                                    --------

------------------------------------------------------------------------------
TAX-BACKED - 15.5%
  GENERAL OBLIGATION - 6.7%
  New York City,
   Series 1997-H,
                            6.000%      08/01/17          3,000        2,948
  PR Commonwealth of Puerto Rico,
   Series 1994,
                            6.500%      07/01/23          2,000        2,130
  State Environmental Quality Project,
   Series 1996,
                            5.000%      01/15/10          2,000        1,908
                                                                    --------
                                                                       6,986
                                                                    --------

  TAX ALLOCATION - 8.8%
  State Local Government Assistance Corp.:
   Series 1993-C,
                            5.500%      04/01/17          2,000        1,970
   Series 1993-E,
                            6.000%      04/01/14          2,500        2,637
   Series 1993-E,
                            5.000%      04/01/21          5,000        4,563
                                                                    --------
                                                                       9,170
                                                                    --------

------------------------------------------------------------------------------
TRANSPORTATION - 9.1%
  AIR TRANSPORTATION - 2.1%
  New York City Industrial
   Development Agency,
   American Airlines, Inc., Series 1994,
                            6.900%      08/01/24          2,000        2,160
                                                                    --------

  TRANSPORTATION - 2.7%
  Metropolitan Transportation Authority,
   Series 7,
                            4.750%      07/01/19          1,000          837
  Port Authority of New York & New Jersey,
   Series 85,
                            5.375%      03/01/28          2,000        1,933
                                                                    --------
                                                                       2,770
                                                                    --------

  TURNPIKE/TOLLROAD/BRIDGE - 4.3%
  Triborough Bridge & Tunnel Authority:
   Series L,
                            8.000%      01/01/07          1,000        1,053
   Series L,
                            8.125%      01/01/12          1,100        1,156
   Series 1991-B,
                            6.875%      01/01/15          2,000        2,168
                                                                    --------
                                                                       4,377
                                                                    --------

------------------------------------------------------------------------------
UTILITY - 33.6%
  INVESTOR OWNED - 18.1%
  State Energy Research & Development Authority:
   Consolidated Edison Co.,
    Series 1991-A,
                            7.500%      01/01/26            500          536
    Series 1993-B,
                            5.250%      08/15/20          4,000        3,740
    Series 1992-A,
                            6.750%      01/15/27 (c)      5,000        5,319
   Long Island Lighting Co., Series 1992 A,
    Series 1992-A,
                            7.150%      02/01/22          3,165        3,394
   Brooklyn Union Gas Co.:
    Series 1991-B, RIB (variable rate),
                            9.909%      07/15/26            700          838
    Series 1989-A,
                            6.750%      02/01/24 (c)      3,000        3,251
    Series 1993-B, RIB (variable rate),
                            8.903%      04/01/20          1,500        1,650
                                                                    --------
                                                                      18,728
                                                                    --------

  JOINT POWER AUTHORITY - 9.2%
  State Power Authority:
   Series Y,
                            6.750%      01/01/18          3,000        3,251
   Series 1991-Z,
                            6.625%      01/01/12          2,000        2,170
   Series 1991-Z,
                            6.500%      01/01/19          3,750        4,055
                                                                    --------
                                                                       9,476
                                                                    --------

  WATER & SEWER - 6.3%
  PR Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
   Series 1995,
                            6.250%      07/01/12          2,000        2,183

  State Environmental Facilities Corp.,
   New York City Municipal Water Finance Authority:
    Series 1990-A,
                            7.500%      06/15/12          2,000        2,195
    Series E,
                            6.500%      06/15/14          2,000        2,130
                                                                    --------
                                                                       6,508
                                                                    --------

TOTAL INVESTMENTS (cost of $95,631)(d)                               101,389
                                                                    --------

SHORT-TERM OBLIGATIONS - 1.1%
------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
  New York City, Series 1994-B4,
                            3.750%      08/15/21            100          100
  Niagara Mohawk, Series 1985-A,
                            3.750%      07/01/15          1,100        1,100
                                                                    --------

TOTAL SHORT-TERM OBLIGATIONS                                           1,200
                                                                    --------
OTHER ASSETS & LIABILITIES, NET - 0.9%                                   920
------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                 $103,509
                                                                    ========

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------

  (a) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      At January 31, 1997, the value of this security amounted to $1,336 or 1.3% of net assets.
  (b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
  (c) These securities, or a portion thereof, with a total market value of $4,285, are being used to collateralize open future contracts.
  (d) Cost for federal income tax purposes is the same.
  (e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.

  Short futures contracts open at January 31, 1997:

                                                          Unrealized
                       Par value                          appreciation
                       covered by        Expiration      (depreciation)
      Type             contracts            month         at 01/31/97
  -------------------------------------------------------------------
  Municipal Bond         $1,000             March            $16
  Treasury Bond          $2,300             March           ($25)
                                                          ---------
                                                             ($9)
                                                          =========

     Acronym                                Name
  --------------                   -----------------------
       RIB                         Residual Interest Bond

  See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                                JANUARY 31, 1997

     (in thousands except for per share amounts and footnotes)
     ASSETS
     Investments at value (cost $95,631)                           $101,389
     Short-term obligations                                           1,200
                                                                   --------
                                                                    102,589
     Receivable for:
       Interest                                         $1,348
       Fund shares sold                                    140
     Other                                                  78        1,566
                                                        ------     --------
         Total Assets                                               104,155

     LIABILITIES
     Payable for:
       Distributions                                       452
       Fund shares repurchased                             147
       Variation margin on futures                          29
     Payable to Adviser                                     10
     Accrued:
       Deferred Trustees fees                                2
     Other                                                   6
                                                        ------
         Total Liabilities                                              646
                                                                   --------

     NET ASSETS                                                    $103,509
                                                                   ========

     Net asset value & redemption price per share -
     Class A ($50,648/7,196)                                          $7.04
                                                                   ========
     Maximum offering price per share - Class A
     ($7.04/0.9525)                                                   $7.39(a)
                                                                   ========
     Net asset value & offering price per share -
     Class B ($52,861/7,510)                                          $7.04(b)
                                                                   ========

     COMPOSITION OF NET ASSETS
     Capital paid in                                               $102,347
     Undistributed net investment income                                 71
     Accumulated net realized loss                                   (4,658)
     Net unrealized appreciation (depreciation) on:
       Investments                                                    5,758
       Open futures contracts                                            (9)
                                                                   --------
                                                                   $103,509
                                                                   ========

     (a) On sales of $50,000 or more the offering price is reduced.
     (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     See notes to financial statements.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED JANUARY 31, 1997

     (in thousands)
     INVESTMENT INCOME
     Interest                                                          $ 6,545

     EXPENSES
     Management fee                                       $   539
     Service fee                                              161
     Distribution fee - Class B                               400
     Transfer agent                                           167
     Bookkeeping fee                                           46
     Trustees fee                                              16
     Custodian fee                                              4
     Audit fee                                                 23
     Legal fee                                                  6
     Registration fee                                           9
     Reports to shareholders                                    8
     Other                                                     10
                                                          -------
                                                            1,389
     Fees waived by the Adviser                              (302)       1,087
                                                          -------      -------
            Net Investment Income                                        5,458
                                                                       -------

     NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
     Net realized gain on:
       Investments                                            639
       Closed futures contracts                               177
                                                          -------
         Net Realized Gain                                                 816
     Net unrealized appreciation (depreciation) during
       the period on:
     Investments                                           (3,977)
     Open futures contracts                                    12
                                                          -------
         Net Unrealized Depreciation                                    (3,965)
                                                                       -------
            Net Loss                                                    (3,149)
                                                                       -------
     Net Increase in Net Assets from Operations                        $ 2,309
                                                                       =======


     See notes to financial statements.

                        STATEMENT OF CHANGES IN NET ASSETS

     (in thousands)                                    Year ended January 31
                                                      -------------------------
     INCREASE (DECREASE) IN NET ASSETS                   1997         1996
     Operations:
     Net investment income                               $  5,458     $  5,637
     Net realized gain (loss)                                 816       (1,905)
     Net unrealized appreciation (depreciation)            (3,965)      10,524
                                                         --------     --------
         Net Increase from Operations                       2,309       14,256
     Distributions:
     From net investment income - Class A                  (2,934)      (3,241)
     From net investment income - Class B                  (2,613)      (2,495)
                                                         --------     --------
                                                           (3,238)       8,520
                                                         --------     --------
     Fund Share Transactions:
     Receipts for shares sold - Class A                     6,646        8,444
     Value of distributions reinvested - Class A            1,458        1,635
     Cost of shares repurchased - Class A                 (12,584)     (11,130)
                                                         --------     --------
                                                           (4,480)      (1,051)
                                                         --------     --------
     Receipts for shares sold - Class B                     7,969       11,109
     Value of distributions reinvested - Class B            1,427        1,431
     Cost of shares repurchased - Class B                  (8,469)      (6,197)
                                                         --------     --------
                                                              927        6,343
                                                         --------     --------
     Net Increase (Decrease) from Fund Share
           Transactions                                    (3,553)       5,292
                                                         --------     --------
             Total Increase (Decrease)                     (6,791)      13,812

     NET ASSETS
     Beginning of period                                  110,300       96,488
                                                         --------     --------
     End of period (including undistributed net
       investment income of $71 and $120,
       respectively)                                     $103,509     $110,300
                                                         ========     ========

     NUMBER OF FUND SHARES
     Sold - Class A                                           946        1,214
     Issued for distributions reinvested - Class A            208          234
     Repurchased - Class A                                 (1,797)      (1,597)
                                                         --------     --------
                                                             (643)        (149)
                                                         --------     --------
     Sold - Class B                                         1,135        1,599
     Issued for distributions reinvested - Class B            204          205
     Repurchased - Class B                                 (1,213)        (886)
                                                         --------     --------
                                                              126          918
                                                         --------     --------

     See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial New York Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                Average Net Assets          Annual Fee Rate
                ------------------          ---------------
                 First $1 billion                0.55%
                 Next $1 billion                 0.50%
                 Over $2 billion                 0.45%

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:
                                  Cumulative Annualized
   Effective Date                       Reduction
   -------------                 ----------------------
   January 1, 1996                       0.0125%
   April 1, 1996                         0.0250%
   July 1, 1996                          0.0375%
   October 1, 1996                       0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $17,455 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $161,408 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                    Valuation of shares                    Annual
                 outstanding on the 20th of                 Fee
                each month which were issued                Rate
                -----------------------------               ----
                Prior to November 30, 1994                  0.10%
                On or after December 1, 1994                0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.50% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $80,275,796 and $83,209,284, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was approximately:

   Gross unrealized appreciation          $  5,945,266
   Gross unrealized depreciation              (186,984)
                                          ------------
        Net unrealized appreciation       $  5,758,282
                                          ============

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                 Year of                Capital loss
                expiration              carryforward
                ----------              ------------
                  1998                   $    26,000
                  1999                        37,000
                  2003                       187,000
                  2004                     3,211,000
                  2005                        79,000
                                         -----------
                                         $ 3,540,000
                                         ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of each class outstanding throughout each period are as follows:



                                             Year ended January 31
                                    -------------------------------------
                                          1997                1996
                                    Class A  Class B   Class A   Class B
                                    -------  -------   -------   -------
Net asset value -
Beginning of period                 $ 7.250  $ 7.250   $ 6.680   $ 6.680
                                    -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)              0.393    0.340     0.401     0.349
Net realized and
unrealized gain (loss)               (0.207)  (0.207)    0.576     0.576
                                    -------  -------   -------   -------
   Total from Investment
      Operations                      0.186    0.133     0.977     0.925
                                    -------  -------   -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                  (0.396)  (0.343)   (0.407)   (0.355)
                                    -------  -------   -------   -------
Net asset value -
   End of period                    $ 7.040  $ 7.040   $ 7.250   $ 7.250
                                    =======  =======   =======   =======
Total return(b)(c)                    2.76%    1.99%    14.99%    14.15%
                                    =======  =======   =======   =======

RATIOS TO AVERAGE NET ASSETS
Expenses(d)                           0.65%    1.40%     0.58%     1.33%
Net investment
   income(d)                          5.56%    4.81%     5.72%     4.97%
Fees and expenses
   waived or borne
   by the Adviser(d)                  0.29%    0.29%     0.38%     0.38%
Portfolio turnover                      78%      78%       39%       39%
Net assets at end
of period (000)                     $50,648  $52,861   $56,795   $53,505

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                    $ 0.020  $ 0.020   $ 0.026   $ 0.026
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.
------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

      Selected data for a share of each class outstanding throughout each period are as follows:
                                             Year ended January 31
                                    -------------------------------------
                                          1995                1994
                                    Class A  Class B   Class A   Class B
                                    -------  -------   -------   -------
   Net asset value -
      Beginning of period           $ 7.500  $ 7.500   $ 7.090   $ 7.090
                                    -------  -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(a)           0.427    0.376     0.421     0.368
   Net realized and
   unrealized gain (loss)            (0.834)  (0.834)    0.407     0.407
                                    -------  -------   -------   -------
      Total from Investment
         Operations                  (0.407)  (0.458)    0.828     0.775
                                    -------  -------   -------   -------
   LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net
     investment income               (0.413)  (0.362)   (0.418)   (0.365)
   From capital paid in                 --       --        --        --
                                    -------  -------   -------   -------
      Total Distributions
      Declared to Shareholders       (0.413)  (0.362)   (0.418)   (0.365)
                                    -------  -------   -------   -------
   Net asset value -
      End of period                 $ 6.680  $ 6.680     7.500   $ 7.500
                                    =======  =======     =====   =======
   Total return(c)(d)               (5.32)%  (6.04)%    11.95%    11.14%
                                    =======  =======     =====   =======

   RATIOS TO AVERAGE NET ASSETS
   Expenses                           0.42%    1.17%     0.62%     1.37%
   Net investment income              6.25%    5.50%     5.68%     4.93%
   Fees and expenses waived
      or borne by the Adviser         0.46%    0.46%     0.29%     0.29%
   Portfolio turnover                   65%      65%       25%       25%
   Net assets at end
   of period (000)                  $53,322  $43,166   $63,527   $45,061


   (a) Net of fees and expenses waived or borne by the Adviser which
       amounted to:                 $ 0.032  $ 0.032   $ 0.021   $ 0.021
   (b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
   (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
   (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
   (e) Not annualized.
   (f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                                  Year ended January 31
                                  ---------------------
                                           1993
                                    Class A  Class B (b)
                                    -------  -------

                                    $ 6.840  $ 7.130
                                    -------  -------

                                      0.438    0.182

                                      0.260   (0.029)
                                    -------  -------

                                      0.698    0.153
                                    -------  -------


                                     (0.445)  (0.190)
                                     (0.003)  (0.003)
                                    -------  -------

                                     (0.448)  (0.193)
                                    -------  -------

                                    $ 7.090  $ 7.090
                                    =======  =======
                                     10.50%    1.16%(e)
                                    =======  =======


                                      0.96%    1.71%(f)
                                      6.25%    5.50%(f)

                                      0.06%    0.06%(f)
                                         7%       7%

                                    $53,779  $14,743



                                    $ 0.004  $ 0.001

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL NEW YORK TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial New York Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.


* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial New York Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial New York Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial New York
Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives, and operating policies of the Fund.

[logo]

COLONIAL
MUTUAL FUNDS

Mutual Funds for
Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor(C) 1997
                      A Liberty Financial Company (NYSE:L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            NY-02/395D-0197 M (3/97)